Exhibit 99.1

Exhibit 99.1

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HOLLISEDEN

P  H  A  R  M  A  C  E  U  T  I  C  A  L  S

Serving Humanity

Safe Harbor Statement

Certain statements in this report that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Discussions containing such forward-looking statements may be included within this report generally. In addition, when used in this report, the words believes, intends, anticipates, expects and similar expressions are intended to identify forward-looking statements. These statements are subject to a number of risks and uncertainties, including, among others, the Company’s lack of consistent profitability, history of operating losses, fluctuations in operating results, credit and payment risks associated with end-user sales, involvement with rapidly developing technology in highly competitive markets, acquisition and development of new technologies, dependence on major customers, expansion of its international sales effort, broad discretion of a management and dependence on key personnel, risks associated with product liability and product defects, costs of complying with government regulation, changes in external competitive market factors which might impact trends in the Company’s results of operation, unanticipated working capital and other cash requirements, general changes in the industries in which the Company competes, and various other competitive factors that may prevent the Company from competing successfully in the marketplace. Actual results could differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Hollis-Eden Pharmaceuticals

■	World leader in developing immune regulating hormones (IRHs)

■	IRHs are adrenal hormones that regulate immune and metabolic functions

■	IRHs are depleted as we age and as a result of a number of disease processes

■	IRH therapy appears beneficial in correcting immune and metabolic dysfunction.

Commercial Overview

■	Near-Term Pipeline Opportunities Provide a Clear Pathway for Commercial Success

■	Large Initial Commercial Opportunity — HE2100 (Neumune)

—	Identified by DoD as the number one candidate for radiation protection
—	Fast path to market, little to no competition and concentrated buyers with no need for a pharmaceutical partner
—	Direct extension into multi-billion dollar chemotherapy protection market

■	Phase II for Cardiovascular Disease/Restoring Immunity — HE2200 (Reversionex)

—	Provides a differentiated profile versus current cholesterol
—	lowering drugs
—	Improving immune response to vaccines in the elderly

■	Broad Spectrum Infectious Disease Applicability — HE2000 (Immunitin)

—	Global health for numerous types of pathogens (virus, parasite, bacteria)
—	Homeland defense against bioterrorism agents

■	Large, Global Market Opportunities to Drive Future Revenues

Immune Regulating Hormones

HO
O

Cholesterol
Adrenal Cortex
P450 Enzymes
Pregnenalone
Androstenes
Mineralocorticoids
Glucocorticoids

Investigational Immune Regulating Hormones:

Potential Applications:

Infectious Disease
Oncology
Autoimmune Disorders
Immune Senescence
Cardiovascular Diseases
Metabolic Disorders

Testosterone Applications:
Sexual Dysfunction

Estradiol and other Estrogens Applications:
Menopause
Osteoporosis
Birth Control

Cortisol and other Corticosteroids Applications:
Asthma and other Inflammatory Conditions

Aldosterone and Other Hormones

5

Immune Regulating Hormones

Cholesterol
		Andrenal Cortex	P450 Enzymes
Investigational Immune Regulating Hormones:		Pregnenalone
HE2000 HE2100 HE2200 HE2300 HE2500	Testosterone Applications: Sexual Dysfunction	Androstenes	Mineralocorticoids
Glucocorticoids
Potential Applications: Infectious Disease Oncology Autoimmune Disorders	Estradiol and other Estrogens Applications: Menopause
Immune Senescence Cardiovascular Diseases Metabolic Disorders	Osteoporosis Birth Control	Cortisol and other Corticosteroids	Aldosterone and Other Hormones
Applications: Asthma and other Inflammatory Conditions

HE2100 – Radiation Protection

The Need for an Anti-radiation Drug (HE2100) for Nuclear Accidents or Events

■	Nuclear Weapon

■	Terrorist attack on a nuclear power plant or nuclear waste site

■	Nuclear power plant accident — Chernobyl

■	“Dirty bomb” — radiation dispersing device

Primary Cause of Acute Radiation Injury – Bone Marrow Suppression

■	Neutrophils are white blood cells that are part of the body’s key defense mechanism against opportunistic infections

■	Platelets are key clotting factors that stem bleeding episodes

■	Depletion of neutrophils and platelets can lead to rapid fatalities

HE2100 Development Program

with U.S. Military

■	The Armed Forces Radiobiology Research Institute (AFRRI) has screened thousands of compounds to protect neutrophils and platelets in their models of radiation injury

■	HE2100 has been shown by AFRRI to protect neutrophils and platelets, leading to survival benefits

■	Hollis-Eden’s HE2100 is AFRRI’s lead candidate for acute radioprotection based on its efficacy, safety, and cost effective manufacturing process

Dr. Mark H. Whitnall
Senior Research Investigator, AFRRI

10

Dr. Mark H. Whitnall

Senior Research Investigator, AFRRI

Sub-lethal Radiation Injury
% Survival
90
80
70
60
50
40
30
20
10
0
HE2100
Vehicle
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Time after 3Gy Irradiation (days)
K pneumoniae

Lethal Radiation Injury Model
% Survival
100
80
60
40
20
0
24 h before 9 Gy
20 mice/group
Expt MW58
10 mg/kg
Vehicle
0 5 10 15 20 25 30
Time after 9Gy Irradiation (days)

11

AFRRI Demonstrated
Animals Treated with HE2100
Survive Radiation Exposure

Sub-lethal Radiation Injury	Lethal Radiation Injury Model

% Survival	% Survival

Time after 3Gy Irradiation (days)	Time after 9Gy Irradiation (days)

K pneumoniae

-	Adapted from Whitnall et al.,
Int’l. J. of Immunopharmacology 22 (2000)

Untreated
Neumune
10.0
1.0
0.1
0
5
10
15
20
25
30
35
Time (days)
Neumune treatment
Radiation (4.0 Gy)

HE2100 (Neumune) Provides
Neutrophil Protection in a Primate
Model of Radiation Injury

[GRAPHIC]

(average values, 3 macaques per group)

1000
100
10
Platelets (x10^-9/L)
0
10
20
30
40
Study Day
Untreated
Neumune
Grade 2 thrombocytopenia
Grade 3 thrombocytopenia
Grade 4 thrombocytopenia

Hollis-Eden Pharmaceuticals, Confidential

HE2100 (Neumune) also protects

platelets in a primate model of

radiation injury

Effect of Neumune (5- androsten - 3b, 17b - diol) on circulating platelet numbers in rhesus macaques myelosuppressed by 400 cGy total body irradiation

Irradiation Day 2, Neumune daily SQ dosing days 2 through 9

(GRAPHIC)

Hollis-Eden Pharmaceuticals, Confidential

Development and
Commercialization Path for
HE2100

■	Hollis-Eden recently entered into a CRADA to jointly develop HE2100 with the military

■	Hollis-Eden retains all commercial rights to the compound

■	The FDA has indicated to AFRRI that HE2100 would be eligible for approval under a new law requiring only:

—	Efficacy in relevant animal species (primates)

—	Phase l safety in humans

Current Therapy for
Radiation Protection

■	The only pharmaceutical agent approved and being used for stockpiling in the event of a radiation event is potassium iodide (KI)

■	KI is only useful against the long term risk of thyroid cancer, 10-15 years after exposure to certain types of radiation (not likely to protect against “dirty bombs”)

■	There are currently no pharmaceuticals approved for use in protection from acute radiation injury

■	HE2100 may protect against the acute life threatening effects of radiation exposure

Potential Radiation Protection

Market For HE2100 in the U.S.

■	2 million military personnel

■	8 million first responders in the U.S.

■	Currently 103 active nuclear power plants in the U.S.

■	KI is now recommended for residents living within 10 miles of nuclear power plants. Some states are protecting residents who live within 50 miles

■	Residents living in or near any major metropolitan area are also potentially at risk of terrorist attack

World Map of Nuclear Power Plants > 430

Europe
Russia
North America
Asia
Africa
East Asia
West Asia
South America
International Nuclear Safety Center at ANL, Dec 1999

World Map of Nuclear Power

Plants > 430’

[MAP]

Emerging Opportunity from the

President’s BioShield Proposal

■	Bioshield intends to ensure resources are available to pay for “next generation” medical countermeasures. Highlights from the bill:

—	$6 Billion in proposed funding

—	Give FDA ability to “fast track” promising treatments

—	Advance contracts including substantial payments upon delivery

—	Permanent funding authority to spur continual development of medical countermeasures

FDA Commissioner’s

Description of BioShield

Current WMD Threats and

Acute Treatments

■	Smallpox—$430 MM order to supplement national stockpile given to small UK company

■	Anthrax—$100 MM of Cipro added to existing stockpiles; doxycycline also supplemented

■	Radiation—Nothing available for the acute effects of radiation, KI stockpiled for prevention of long term radiation effects

■	“Bush ordered his national security team to give nuclear terrorism priority over every other threat to the United States.” Washington Post 3/02

Key Milestones For HE2100*

■	Radiation protection studies in primates

■	Manufacturing scale-up

■	Toxicology

■	Potential advance order

■	Phase I human safety studies

■	NDA filing (Target: 2004)

■	Potential approval

*subject	to further input from AFRRI and U.S. FDA

Commercial Strategy in

Radioprotection

■	Hollis-Eden’s top priority:

—	Fastest path to market

—	Development program endorsed and funding provided by U.S. military

—	High profile indication

—	Little or no current competition

—	Concentrated buyers / no pharmaceutical partner needed

—	Market opportunity potentially large enough to make Hollis-Eden profitable

—	Jumping off point for entry into rapidly growing $2 billion existing market for chemotherapy protection

Chemotherapy Induced Neutropenia

Opportunity for HE2100 and HE2200

■	As with radiation injury, chemotherapy can cause severe depletion of neutrophils and platelets

■	These effects are the primary dose limiting side effects for many chemotherapy regimens

■	Given the effects on neutrophils and platelets seen in the radiation setting, Hollis-Eden has now begun testing HE2100 and HE2200 in chemotherapy-induced immune suppression

Effect of test articles on neutrophil counts in carboplatin-treated cynomolgus macaques
Neutrophil count (x 1000/uL)
18
16
14
12
10
8
6
4
2
0
vehicle
HE2100
HE2200
-5
1
3
6
8
10
13
15
16
17
20
Study Day

Neutropenia Risk of Infection and Death

25

IRH-Induced Recovery of

Neutrophils after Exposure to

Chemotherapy in Primate Model

Effect of test articles on neutrophil counts in carboplatin-

treated cynomolgus macaques

[Graphic]

Study Day

(Dosing days 1 through 10)

Platelet count (x 1000/uL)
600
500
400
300
200
100
0
vehicle
HE2100
HE2200
-5
1
3
6
8
10
13
15
Study Day

26

Unlike Existing Drugs for Neutropenia

HE2100 & HE2200 also Appear to Protect

Platelets (Leading Cause of Bleeding Complications)

Effect of test articles on platelet count in carboplatin-treated cynomolgus macaques

(Dosing days 1 through 10)

[GRAPHIC]

Study Day

Market Opportunity in

Chemotherapy Induced

Immune Suppression

■	Market size for existing drugs for neutropenia: (G-CSF and GM-CSF)

—	> $2 B/year currently and projected to be > $3B by 2006

■	Up to 25% of chemotherapy patients estimated to experience severe platelet deficiencies with no good drug therapies currently available

■	Potential advantages of IRH’s:

—	Significantly lower drug costs

—	Ability to boost both neutrophils and platelets

—	Stimulation of cell-mediated immunity

HE2200 – Cholesterol

HE2200 Lowers Cholesterol in

Phase I Human Safety Trials

■	HE2200 in Cholesterol

—	Two, 30 patient, placebo controlled Phase 1 studies in healthy adult and elderly volunteers

—	Dosing HE2200 for only 5 days with a buccal tablet in 30 patients produced:

•	Significantly lower total cholesterol

•	Improved total cholesterol / HDL ratio

—	Similar results seen in a 30 patient Phase I study using an injectible formulation of HE2200 after only 3 doses

—	U.S. multi-center 28-day buccal study in patients with hypercholesterolemia now underway

Phase I Safety Study

High dose buccal tablet (100 mg)

% Change from Baseline
10%
5%
0%
-5%
-10%
-15%
0
1
2
3
4
5
6
7
8
9
10
11
Days

30

Phase I Safety Study

Significant Reduction in LDL Cholesterol Treated
vs. Placebo (p=0.03) after only 5 days of dosing

High dose buccal tablet (100 mg)

[GRAPHIC]

Days

HE2200 for Cholesterol Lowering

■	Features:

—	Demonstrated ability to lower cholesterol in man

—	Preclinical studies indicate striking ability to improve immunity and lower inflammation in wide variety of models

—	Attractive safety profile

■	Opportunity:

—	Cholesterol lowering market is enormous (statins alone > $10 billion annually)

—	While generally considered safe, statins can lead to significant side effects, and patient compliance in the elderly is poor

—	A new class of agents that can lower cholesterol while also reducing inflammation and/or improving immunity would be of tremendous benefit

■	Commercial Path:

—	Ideal partnering opportunity with Phase II data

Commercial Strategy with HE2200

■	Commercial Plan for 2003:

—	Complete cholesterol lowering study in patients with high cholesterol (already underway)

—	Complete immune enhancement study in the elderly (already underway)

—	Enter into partnership with pharmaceutical partner to fund further development (discussions started)

HE2000 – Studies in Global Infectious Diseases

33

HE2000 – Studies in Global Infectious Diseases

HE2000 as a Global Infectious
Disease Compound

■	HE2000 stimulates immunity in situations of pathogen induced immune suppression

—	Not likely to induce resistant strains

—	Easy to distribute and use

—	Attractive safety profile

—	Cost effective to manufacture

■	Broad spectrum activity against numerous types of pathogens (virus, parasite, bacteria)

dose optimization
% parasitemia
time in days
40
30
20
10
0
0
5
10
15
HE2000, 30
HE2000, 10
HE2000, 3.3
HE2000, 1

Untreated
Treat IV
Survivors
5 Days at 100 mg/kg
6
5
4
3
2
1
0
0
2
4
7
8
12
18
24
30
Days Post Administration

35

Preclinical Support in Malaria
was Provided by the U.S. Navy

[GRAPHIC]

[GRAPHIC]	D. Freilich, et al., Am. J. Trop. Med. Hygiene 63: 280-283 (2000)

H2000 Preliminary Efficacy: Parasite & Fever Clearance Time

N=21 PER STUDY	Buccal	IM

Median time to 50% clearance (study endpoint)	6hr	6hr

Patients who met clinical endpoint	21/21	21/21

Median time to 100% clearance	42hr	36hr

Number of patients who cleared parasites by day 7	15/21	16/21

Median time to normal temperature	12hr	24hr

Number of patients who cleared fever by day 7	18/21	8/8

Examples of Malaria Infected Patients Treated with HE2000

Patient 6

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
M. Falciparum parasites/µL
0
20
40
60
80
100
120
140
160
Hours

Patient 7

30,000
25,000
20,000
15,000
10,000
5,000
M. Falciparum parasites/µL
0
20
40
60
80
100
120
140
160
Hours

Patient 17

14,000
12,000
10,000
8,000
6,000
4,000
2,000
M. Falciparum parasites/µL
0
20
40
60
80
100
120
140
160
Hours

Patient 18

35,000
30,000
25,000
20,000
15,000
10,000
5,000
M. Falciparum parasites/µL
0
20
40
60
80
100
120
140
160
Hours

Examples of Malaria Infected Patients
Treated with HE2000

Patient 6	Patient 7
[GRAPHIC]	[GRAPHIC]

Patient 17	Patient 18
[GRAPHIC]	[GRAPHIC]

IL-6
RELATIVE EXPRESSION LEVEL
0
10
20
30
40
50
60
70
80
90
100
HEALTHY
PRE-DOSING
43 DAYS AFTER HE2000 TREATMENT
IL-1 beta
RELATIVE EXPRESSION LEVEL
0
2
4
6
8
10
HEALTHY
PRE-DOSING
43 DAYS AFTER HE2000 TREATMENT
COX-2
RELATIVE EXPRESSION LEVEL
0
2
4
6
HEALTHY
PRE-DOSING
43 DAYS AFTER HE2000 TREATMENT
TNF-alpha
RELATIVE EXPRESSION LEVEL
0
2
4
6
8
10
12
14
HEALTHY
PRE-DOSING
43 DAYS AFTER HE2000 TREATMENT

38

HE2000 Normalizes Inflammatory

Cytokine Genes In HIV-infected Patients

[GRAPHIC]

HE2000 Decreased HIV Plasma Viral Load

log change from baseline
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
0
50
100
150
200
Days
Placebo
50 mg
Dosing

39

HE2000 Decreased HIV

Plasma Viral Load

Viral Loads Subcutaneous HE2000 50 mg Dose Decreased

From Placebo, p<0.01

[Graphic]

Days

Time (Days) to First Emergent TB Infection

All 25 patients from Dr. Zoia
Percent TB-free
100
90
80
70
60
50
40
30
20
10
0
PL
HE
44.4%
Median time to OI
PL = 281 days
HE2000 > 406 days
Enhanced HIV Immunity
Endpoint/at risk,censored:
0/11,0 PL 1/11,1 1/9,0 0/8,1 3/7,1 1/3,0 0/2,2
1/14,3 HE 1/10,1 1/8,0 0/7,2 0/5 0/5,1 0/4,4
0
60
120
180
240
300
360
420
Days

40

Time (Days) to First Emergent TB Infection

All 25 patients from Dr. Zoia

[GRAPHIC]

Days

First time an immune modulator may effect TB in AIDS

Cumulative Occurrence of Opportunistic Infections
All 25 Evaluable Patients
HE 2000 vs Placebo: p=0.027.
Placebo
HE 2000
Cumulative # of Opportunistic Infections/Patient
Days
10.0
9.5
9.0
8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400

Cumulative Occurrence of Opportunistic Infections

All 25 Evaluable Patients

[GRAPHIC]

DAYS

HE2000 Synergy with Standard Triple Antibiotic Therapy

(Rifampin, Isoniazid, Pyrazinamide) of TB

TB Colony-forming units
CONTROL
RIP
RIP + HE2000
CFU 106/ LUNG
7
6
5
4
3
2
1
0
*
*
*
*
1
2
4
6

42

HE2000 Synergy with Standard

Triple Antibiotic Therapy

(Rifampin, Isoniazid, Pyrazinamide)

of TB

TB Colony-forming units	■ CONTROL
■ RIP
■ RIP + HE2000

[GRAPHIC]

Commercial Strategy for HE2000: HE2000 as a Global Compound

■	Develop public / private partnerships for HE2000 to treat infectious diseases on a global basis

■	Significant funds are now available to fight infectious disease on a global basis

—	U.N. Fund ($7-10B annual goal)

—	World Bank ($1B)

—	Gates Foundation ($5B)

—	U.S. Pledge ($15B)

■	Hollis-Eden is garnering the support of the South African Government and major employers in the country

—	Discussion well underway on funding Phase II/III clinical program and joint venture collaboration to commercialize

Opportunity with HE2000 in Bioterrorism Protection

■	Hollis-Eden entered into collaboration with Walter Reed and NIAID to screen HE2000 and other IRHs against numerous bioterror agents

■	Many of the same immune dysfunctions found in HIV, TB and Malaria are also key to the pathogenesis of bioterror organisms.

■	As with radiation protection, new FDA rule could provide accelerated approval path

■	Project Bioshield could provide clear economic incentives and commercial path

Opportunity with HE2000 in Cystic Fibrosis

■	Anti-inflammatory and immune enhancing effects shown in infectious disease also relevant for CF

■	Based on these results, CF Foundation has agreed to provide funding for a Phase I/II study in CF

■	If results of this trial are successful, provides strong rationale for studies in other pulmonary indications as well

Summary

Hollis-Eden Potential Near - term Milestones

■	Continuing information on opportunity with HE2100 in radiation protection

■	Phase II study results with HE2200 in cardiovascular disease

■	Pharma collaboration on HE2200

■	Completion of public/private partnership with HE2000 in infectious disease

■	Initiation of Phase II/III clinical program with HE2000

■	Results from bioterrorism collaborations with HE2000

Financial Highlights

■ Shares Outstanding	16.5 Million
■ Cash at 6/30/03	$33 Million
■ Debt	$0
■ Recent Cash Burn Rate	$1 Million/month
■ Insider Ownership	> 20%

Senior Management Team

Richard B. Hollis (Genentech, IMED, Warner Lambert, Baxter Healthcare)	Founder, Chairman and CEO

Daniel D. Burgess (Gensia Sicor, Nanogen)	COO and CFO

James M. Frincke, Ph.D (Hybritech, Lilly, Systemix, Novartis)	Chief Scientific Officer

Chris Reading, Ph.D (M.D. Anderson Cancer Center, Systemix, Novartis)	EVP of Scientific Development

Eric Loumeau (Cooley Godward LLP)	VP Corporate General Counsel

Bob Marsella (St. Jude Medical, Genentech, IMED, US Surgical )	VP of Business Development

Dwight Stickney, MD. (CDC, Burroughs-Wellcome, Hybritech)	V.P., Medical Affairs

Robert W. Weber (Prometheus Products, Amercom, Instromedix)	VP, Chief Accounting Officer

Why Invest in Hollis-Eden:

Products Addressing Needs

of the 21st Century

■	Medical countermeasures against weapons of mass destruction

—	Radiological

—	Biological

—	Hollis-Eden collaborating with U.S. military in both areas

—	Major new market opportunities potentially available for effective drugs

■	Global infectious diseases

—	WHO diseases of focus: HIV/AIDS, TB, Malaria

—	Hollis-Eden’s HE2000 has shown activity against all three diseases

■	Major U.S. medical markets

—	Metabolism/Cardiovascular disease (Cholesterol lowering drugs)

—	Cancer related treatments – Preventing chemotherapy induced neutropenia

☐	Deep and diversified product pipeline

—	Additional preclinical programs in autoimmune disorders and diseases associated with aging

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HOLLISEDEN

P  H  A  R  M  A  C  E  U  T  I  C  A  L  S

Serving Humanity